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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               SEPTEMBER 29, 2000
                       -----------------------------------
                Date of report (Date of earliest event reported)

                   KUPPER PARKER COMMUNICATIONS, INCORPORATED
                       ----------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    NEW YORK
                                ----------------
                 (State or Other Jurisdiction of Incorporation)

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

                         000-24131                                                  112250305
                      --------------                                              --------------
                 (Commission File Number)                               (IRS Employer Identification No.)
              8301 MARYLAND AVENUE, ClAYTON,                                           63105
                         MISSOURI                                                     --------
  ------------------------------------------------------                             (Zip Code)
         (Address of Principal Executive Offices)

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                                 (314) 290-2000
                              --------------------
               (Registrant's Telephone Number Including Area Code)

                      Greenstone Roberts Advertising, Inc.
                              401 Broadhollow Road
                            Melville, New York 11747
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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                   KUPPER PARKER COMMUNICATIONS, INCORPORATED


                                    FORM 8-K


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT


         As a result of the merger transaction described in Item 2 below, Bruce Kupper became the record and beneficial owned of 26% of the Registrant's issued and outstanding shares and he also became the chief executive officer and a director of the Registrant. As a result, there could be deemed to have occurred a change in control of the Registrant.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


         On September 29, 2000, Registrant acquired Kupper Parker Communications, Incorporated, a Missouri corporation ("KPC"), in a merger transaction for approximately 5,073,950 shares of Registrant's Common Stock pursuant to an Agreement and Plan of Merger dated August 23, 2000. The purchase price was determined by arm's length negotiations between the parties. KPC is a regional advertising and marketing communications firm based in Clayton, Missouri, a suburb of St. Louis, with branch offices in: Kansas City, Missouri; New Orleans, Louisiana; Nashville and Memphis, Tennessee; Columbus, Ohio; and Louisville, Kentucky. Effective with the merger, Registrant changed its name to Kupper Parker Communications, Incorporated. Registrant presently intends to continue operating the KPC business. Other than in connection with the merger, KPC has not had any material relationship with Registrant or any of its affiliates, any director or officer of Registrant or any associate of any such director or officer. For more information concerning KPC and the acquisition transaction, reference is made to the Prospectus/Proxy Statement included in Registrant's Registration Statement on Form S-4 (File No. 333-44476).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial statements of businesses acquired.

          (i) Financial statements of KPC, together with the related Independent Auditors' Report, are incorporated herein by reference to the Registrant's Registration Statement on Form S-4 filed with the
          Securities and Exchange Commission on September 6, 2000 (File No. 333-44476).

     (b)  Pro forma financial information.

          (i) Unaudited Pro Forma Combined Statement for the year ended October 31, 1999, and the six months ended April 30, 2000 including notes thereto, are incorporated herein by reference to the Registrant's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on September 6, 2000 (File No. 333-44476).

          (ii) Unaudited Pro Forma Condensed Combined Balance Sheet as of April 30, 2000, including notes thereto, are incorporated herein by reference to the Registrant's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on September 6, 2000 (File No. 333-44476).

     (c)  Exhibits.

     See Exhibit Index attached hereto and incorporated herein by reference.



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         SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 10, 2000              By:      /s/ John J. Rezich
                                        ----------------------------------------
                                              John J. Rezich
                                              Executive Vice President



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                                  EXHIBIT INDEX
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    EXHIBIT NO.      EXHIBIT

         2 Agreement and Plan of Merger dated as of August 23, 2000, between Registrant and KPC (incorporated herein by reference to Annex A to the Prospectus/Proxy Statement on the Registrant's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on September 6, 2000 (File No. 333-44476)).

        23           Consent of Arthur Andersen LLP

        99           Registrant's Press Release issued September   , 2000.
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